                                                                    Exhibit 99.1

[COMPASS BANCSHARES LOGO]

                                                NEWS RELEASE
                                                ------------

                                                Compass Bancshares, Inc.
                                                P.O. Box 10566
                                                Birmingham, Alabama 35296


For Immediate Release
---------------------
October 17, 2003
For Further Information: Ed Bilek, Investor Relations              205/297-3331
                         Tom Dingledy, Corporate Communications    205/297-3554
                         Web Site: www.compassweb.com


               COMPASS BANCSHARES REPORTS THIRD QUARTER EPS UP 11%

   -  EARNINGS PER SHARE OF $0.68; QUARTERLY EARNINGS TOTAL $86.6 MILLION

   -  NET INTEREST INCOME INCREASES $6.9 MILLION FROM SECOND QUARTER LEVELS

   -  STRONG FEE INCOME GROWTH CONTINUES; NONINTEREST INCOME UP 16% FROM YEAR
      AGO

   -  CREDIT QUALITY SHOWS IMPROVEMENT; MANAGED LOANS UP 5% FROM YEAR AGO

   - TRANSACTION ACCOUNTS UP 11%, LED BY A 21% INCREASE IN NONINTEREST BEARING DEPOSITS


   Compass Bancshares, Inc. (Nasdaq: CBSS) today reported earnings per share of $0.68 for the third quarter of 2003, an 11 percent increase from $0.61 in the prior year. For the same time period, earnings increased eight percent to $86.6 million compared to $80 million earned during the third quarter of 2002. Return on average assets and return on average shareholders' equity for the third quarter of 2003 were 1.34 percent and 17.58 percent, respectively.

   Earnings per share for the first nine months of 2003 increased 11 percent to $2.00 from $1.80 in the first nine months of 2002. For the first nine months of 2003, earnings increased nine percent to $255.7 million compared to $234.7 million for the same period last year. Return on average assets and return on average shareholders' equity for the first nine months of 2003 were 1.39 percent and 17.40 percent, respectively.

   D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, "We are pleased with Compass' overall performance as we reported outstanding profitable growth during the first nine months of 2003. Compass delivered another solid quarter highlighted by strong fee income growth, robust low-cost deposit generation, solid loan growth and improved credit quality metrics. Given the geographical diversity of our franchise, our market share upside and the flexibility provided by a strong balance sheet, we are optimistic that 2003 will be our 16th consecutive year of record earnings."

   Jones added, "Compass' outstanding financial performance was fueled by a five percent increase in revenue, driven by continued strong fee income growth. Each of our major fee-based businesses generated solid results as noninterest income increased 16 percent from the prior year. Noninterest income now represents 37 percent of total revenue compared to 33 percent a year ago. At the same time, noninterest expense growth was well contained at seven percent including the impact of our de novo branch expansion initiative and insurance agency acquisitions."


                                     -more-

Compass third quarter earnings
Page 2



    "In addition, Compass continued to generate earning asset growth with managed loans increasing five percent over prior year levels. Equally important was our ability to continue to grow low-cost deposits. Transaction accounts increased 11 percent over prior year levels, driven by a 21 percent increase in noninterest bearing deposits. Transaction accounts now represent nearly 80 percent of total deposits and noninterest bearing deposits represent more than 30 percent of total deposits." Jones stated.

   "While earning asset and low-cost deposit growth resulted in a $6.9 million increase in net interest income from second quarter 2003 levels, pressure on our net interest margin continued. Given the low level of interest rates and corresponding impact on investment opportunities, our net interest margin decreased to 3.92 percent compared to 4.02 percent in the second quarter of 2003," Jones said.

   "Continuing the strategy implemented at the beginning of last year, rather than leveraging the balance sheet with long-term, low-yielding securities that add undue interest rate risk, we elected to repurchase 2 million shares of our common stock during the quarter. We view share repurchases as a prudent alternative use of capital given other options in this low interest rate environment and their effect on long-term growth," Jones stated.

   "Most importantly in this time of economic uncertainty, the overall quality of our loan portfolio remains strong. Net charge-offs as a percentage of average loans were 0.58 percent compared to 0.65 percent for the third quarter of 2002. Nonperforming assets as a percentage of loans and other real estate decreased to
0.55 percent compared with 0.63 percent in the second quarter of 2003. In response to the solid loan growth we experienced, loan loss provision expense exceeded net charge-offs by $5.8 million during the quarter and our allowance for loan losses as a percentage of loans remained unchanged from last year at
1.41 percent," Jones said.

   Compass operates 367 full-service banking offices including 132 in Texas, 89 in Alabama, 68 in Arizona, 42 in Florida, 26 in Colorado, and 10 in New Mexico.

   Compass will host a live conference call and webcast at 10:00 a.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on October 24, 2003. To access a replay of the conference call dial 1-800-642-1687, conference ID 3143888.

                    "Safe Harbor" Statement under the Private
                    Securities Litigation Reform Act of 1995
   In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are "forward-looking statements" that involve risks and uncertainties that may cause the Company's actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company's Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

                           COMPASS BANCSHARES, INC.
                                  (Unaudited)
                     (In thousands except per share data)

                                                  Three Months                                       Nine Months
                                              Ended September 30                                 Ended September 30
                                        ------------------------------                     ----------------------------
                                                                                   %                                          %
                                              2003            2002               Change           2003          2002        Change
                                        -------------    -------------        ----------    -------------    ----------    --------
EARNINGS SUMMARY
Net interest income                     $     230,258    $     230,805             --       $     680,832    $  693,133       (2)
Noninterest income                            134,012          115,224               16           389,092       320,107       22
                                        -------------    -------------                      -------------    ----------
  Total revenue                               364,270          346,029                5         1,069,924     1,013,240        6
Provision for loan losses                      30,354           34,606              (12)           88,042        99,705      (12)
Noninterest expense                           202,680          189,549                7           594,310       557,797        7
                                        -------------    -------------                      -------------    ----------
 Pretax income                                131,236          121,874                8           387,572       355,738        9
Income tax expense                             44,679           41,865                7           131,882       121,068        9
                                        -------------    -------------                      -------------    ----------
Net income                              $      86,557    $      80,009                8     $     255,690    $  234,670        9
                                        =============    =============                      =============    ==========
Diluted earnings per share              $        0.68    $        0.61               11     $        2.00    $     1.80       11
Diluted weighted average
 shares outstanding                           127,566          130,872               (3)          127,986       129,982       (2)

SELECTED RATIOS
Average common equity to
   average assets                                7.64%            8.38%                              7.97%         8.02%
Average loans to average
  total deposits                               111.91           108.21                             111.67        105.41
Return on average assets                         1.34             1.35                               1.39          1.35
Return on average equity                        17.58            16.10                              17.40         16.81
Efficiency ratio [a]                            55.41            54.38                              55.39         54.86
Return on average tangible equity [b]           21.66            19.65                              21.34         20.36
Book value per common share             $       15.41    $       15.39                      $       15.41    $    15.39
Allowance for loan losses as
 a % of total loans                              1.41%            1.41%                              1.41%         1.41%
Allowance for loan losses as
 a % of nonperforming loans                    354.06           289.92                             354.06        289.92




                            Average for Three Months             Average for Nine Months               Ending Balance
                               Ended September 30                  Ended September 30                   September 30
                          --------------------------          ---------------------------        -------------------------
                                                       %                                    %                                 %
                              2003          2002     Change      2003           2002      Change    2003          2002      Change
                          -----------   -----------  ------   -----------    -----------  ------ -----------   -----------  ------
BALANCE SHEET HIGHLIGHTS
Total loans               $16,657,499   $15,509,094     7     $16,611,158    $14,774,274    12   $17,027,525   $15,767,132     8
Total loans - managed      17,996,946    17,232,817     4      17,760,032     16,704,493     6    18,260,859    17,418,661     5
Investment securities
 held to maturity [d]       2,014,629       692,272   191         931,277        758,597    23     2,785,882       640,487   335
Investment securities
 available for sale
 [c] [d]                    4,781,327     5,332,316   (10)      5,017,542      5,773,327   (13)    4,076,258     5,082,127   (20)
Total investment
 securities [c]             6,795,956     6,024,588    13       5,948,819      6,531,924    (9)    6,862,140     5,722,614    20
Earning assets [c]         23,514,467    21,584,377     9      22,618,117     21,354,951     6    23,953,559    21,561,376    11
Total assets               25,550,911    23,538,748     9      24,634,528     23,262,539     6    26,156,918    23,736,087    10
Noninterest bearing
 deposits                   4,366,071     3,520,656    24       4,078,471      3,448,607    18     4,610,702     3,804,544    21
Interest bearing
 transaction accounts       7,448,566     7,186,149     4       7,441,954      7,022,121     6     7,422,041     7,066,485     5
Total transaction accounts 11,814,637    10,706,805    10      11,520,425     10,470,728    10    12,032,743    10,871,029    11
Total deposits [c]         14,884,420    14,332,526     4      14,874,566     14,016,067     6    15,115,345    14,328,776     5
Shareholders' equity        1,953,346     1,971,755    (1)      1,964,142      1,866,042     5     1,913,340     1,982,846    (4)
Period-end shares
 outstanding                                                                                         124,195       128,840    (4)


[a] Ratio is calculated by dividing noninterest expense less merger and integration expenses by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and branches.
[b]  Excludes after-tax intangible amortization.
[c]  Includes adjustment for market valuation.
[d] During the third quarter of 2003 approximately $2.8 billion of available-for-sale securities were transferred to the held-to-maturity portfolio.

                                     3 of 8

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                      (In thousands except per share data)

                                                            Three Months Ended
                                        -------------------------------------------------------------
                                                        2003                           2002
                                        -----------------------------------    ----------------------
                                          Sep 30       Jun 30       Mar 31       Dec 31       Sep 30
                                        ---------    ---------    ---------    ---------    ---------
 EARNINGS SUMMARY
 Net interest income                    $ 230,258    $ 223,329    $ 227,245    $ 231,722    $ 230,805
 Noninterest income - operating           134,009      129,845      123,107      120,614      115,305
                                        ---------    ---------    ---------    ---------    ---------
  Total revenue - operating               364,267      353,174      350,352      352,336      346,110
 Investment securities
  gains (losses), net                           3         --           --            342          (81)
 Gain on sale of branches                    --          2,128         --           --           --
 Provision for loan losses                 30,354       27,909       29,779       36,626       34,606
 Noninterest expense                      202,680      195,497      196,133      194,632      189,549
                                        ---------    ---------    ---------    ---------    ---------
  Pretax income                           131,236      131,896      124,440      121,420      121,874
 Income tax expense                        44,679       44,848       42,355       41,691       41,865
                                        ---------    ---------    ---------    ---------    ---------
 Net income                             $  86,557    $  87,048    $  82,085    $  79,729    $  80,009
                                        =========    =========    =========    =========    =========
 Diluted earnings per share             $    0.68    $    0.68    $    0.64    $    0.62    $    0.61
 Diluted weighted average
  shares outstanding                      127,566      128,602      128,083      129,601      130,872


SELECTED RATIOS
Average common equity to                     7.64%        8.05%        8.25%        8.36%        8.38%
   average assets
Average loans to average                   111.91       111.00       112.12       110.67       108.21
  total deposits                             1.34         1.42         1.40         1.34         1.35
Return on average assets                    17.58        17.64        16.98        16.01        16.10
Return on average equity                    55.41        55.08        55.69        54.91        54.38
Efficiency ratio [a]                        21.66        21.61        20.73        19.53        19.65
Return on average tangible equity [b]   $   15.41    $   15.69    $   15.58    $   15.32    $   15.39
Book value per common share

[a] Ratio is calculated by dividing noninterest expense less merger and integration expenses by taxable equivalent net interest income plus noninterest income less gains of sales of investment securities and branches.
[b]   Excludes after-tax intangible amortization.

                                     4 of 8

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                               2003                          2002
                                  --------------------------------    ---------------------
                                   Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
                                  --------    --------    --------    --------    --------
NONPERFORMING ASSETS
Nonaccrual loans                  $ 67,597    $ 77,854    $ 77,918    $ 81,671    $ 76,235
Renegotiated loans                     179         489         153          38         319
Other real estate, net              25,835      24,412      26,708      17,300      19,755
                                  --------    --------    --------    --------    --------
Total nonperforming assets        $ 93,611    $102,755    $104,779    $ 99,009    $ 96,309
                                  ========    ========    ========    ========    ========
Loans ninety days or more
 past due                         $ 22,825    $ 18,262    $ 18,064    $ 16,907    $ 20,271
Other repossessed assets               247         306         406         187         177
Total nonperforming assets as
  a % of loans and ORE                0.55%       0.63%       0.62%       0.60%       0.61%

                                                     Three Months Ended
                                  --------------------------------------------------------
                                                2003                         2002
                                  --------------------------------    --------------------
                                   Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
                                  --------    --------    --------    --------    --------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period    $234,158    $237,100    $232,830    $221,947    $212,828
Net charge-offs (NCO)               24,541      27,909      25,509      25,743      25,487
Allowance for loans sold                --      (2,942)         --          --          --
Provision for loan losses           30,354      27,909      29,779      36,626      34,606
                                  --------    --------    --------    --------    --------
Balance at end of period          $239,971    $234,158    $237,100    $232,830    $221,947
                                  ========    ========    ========    ========    ========
Allowance for loan losses as
 a % of total loans                   1.41%       1.43%       1.41%       1.41%       1.41%

Allowance for loan losses as
 a % of nonperforming loans         354.06      298.89      303.70      284.95      289.92

Allowance for loan losses as
 a % of nonperforming assets        256.35      227.88      226.29      235.16      230.45

Annualized as a % of average
  loans:
  NCO - QTD                           0.58        0.68        0.62        0.64        0.65
  NCO - YTD                           0.63        0.65        0.62        0.63        0.63

                                     5 of 8

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                                                           Three Months Ended September 30
                                               -----------------------------------------------------------------------------------
                                                                    2003                                      2002
                                               ---------------------------------------        ------------------------------------
YIELD/RATE ANALYSIS                               Average          Income/      Yield/          Average       Income/      Yield/
 (Taxable Equivalent Basis)                       Balance          Expense       Rate           Balance       Expense       Rate
                                               ---------------------------------------        ------------------------------------
Assets
Earning assets:
 Loans                                         $ 16,657,499       $ 236,649      5.64%      $  15,509,094    $ 264,987      6.78%
 Investment securities held
  to maturity                                     2,014,629          25,860      5.09             692,272        9,961      5.71
 Investment securities available
  for sale [a]                                    4,700,006          55,025      4.64           5,152,651       74,853      5.76
 Other earning assets                                41,748             240      2.28              38,614          332      3.41
                                               ------------       ---------                 -------------    ---------
  Total earning assets                           23,413,882         317,774      5.38          21,392,631      350,133      6.49
Allowance for loan losses                          (235,274)                                     (215,976)
Unrealized gain (loss) on
 securities available for sale                       81,321                                       179,665
Other assets                                      2,290,982                                     2,182,428
                                               ------------                                 -------------
                                               $ 25,550,911                                 $  23,538,748
                                               ============                                 =============

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits              $     91,474             263      1.14       $      88,891          399      1.78
 Savings deposits                                 7,357,092          11,710      0.63           7,097,258       24,591      1.37
 Time deposits                                    1,817,503          15,665      3.42           2,343,121       25,217      4.27
 Certificates of deposit of
  $100,000 or more [a]                            1,251,293           8,076      2.56           1,279,855       11,278      3.50
 Federal funds purchased and
  securities sold under agreement
  to repurchase                                   3,487,814           8,468      0.96           1,919,470        8,019      1.66
 Other short-term borrowings                        110,790             247      0.88             134,103          520      1.54
 FHLB and other borrowings [a]                    4,764,528          42,179      3.51           4,802,282       48,310      3.99
                                               ------------       ---------                 -------------    ---------
  Total interest bearing liabilities             18,880,494          86,608      1.82          17,664,980      118,334      2.66
                                                                  ---------      ----                        ---------      ----
 Net interest spread                                                231,166      3.56%                         231,799      3.83%
                                                                                 ====                                       ====

Noninterest bearing demand deposits               4,366,071                                     3,520,656
Other liabilities                                   351,000                                       381,357
Shareholders' equity                              1,953,346                                     1,971,755
                                               ------------                                 -------------
                                               $ 25,550,911                                 $  23,538,748
                                               ============                                 =============
 Net yield on earning assets                                                     3.92%                                      4.30%
                                                                                 ====                                       ====

Taxable equivalent adjustment:
 Loans                                                                  124                                        142
 Investment securities held to maturity                                 568                                        329
 Investment securities available
  for sale                                                              209                                        514
 Other earning assets                                                     7                                          9
                                                                  ---------                                  ---------
  Total taxable equivalent adjustment                                   908                                        994
                                                                  ---------                                  ---------
  Net interest income                                             $ 230,258                                  $ 230,805
                                                                  =========                                  =========

[a] Excludes adjustment for market valuation.

                                     6 of 8

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                                                      Nine Months Ended September 30
                                         ------------------------------------------------------------------------------------------
                                                           2003                                           2002
                                         ----------------------------------------    ----------------------------------------------
YIELD/RATE ANALYSIS                         Average       Income/        Yield/          Average         Income/           Yield/
 (Taxable Equivalent Basis)                 Balance       Expense         Rate           Balance         Expense            Rate
                                         ----------------------------------------    ----------------------------------------------
Assets
Earning assets:
 Loans                                    $ 16,611,158    $ 744,057        5.99%      $  14,774,274      $ 773,567          7.00%
 Investment securities held
  to maturity                                  931,277       36,317        5.21             758,597         34,987          6.17
 Investment securities available
  for sale [a]                               4,890,149      182,517        4.99           5,646,617        243,287          5.76
 Other earning assets                           40,519          717        2.37              40,141          1,057          3.52
                                          ------------    ---------                   -------------     ----------
  Total earning assets                      22,473,103      963,608        5.73          21,219,629      1,052,898          6.63
Allowance for loan losses                     (235,024)                                    (205,316)
Unrealized gain (loss) on
 securities available for sale                 127,393                                      126,710
Other assets                                 2,269,056                                    2,121,516
                                          ------------                                -------------
                                          $ 24,634,528                                $  23,262,539
                                          ============                                =============

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits             $ 98,349          771        1.05       $      79,725          1,001          1.68
 Savings deposits                            7,343,605       46,798        0.85           6,942,396         75,401          1.45
 Time deposits                               1,940,729       52,623        3.63           2,311,053         77,735          4.50
 Certificates of deposit of
  $100,000 or more [a]                       1,409,371       27,690        2.63           1,233,663         33,435          3.62
 Federal funds purchased and
  securities sold under agreement
  to repurchase                              2,537,527       20,241        1.07           2,464,385         31,130          1.69
 Other short-term borrowings                   113,875          758        0.89             162,199          2,176          1.79
 FHLB and other borrowings [a]               4,766,004      131,073        3.68           4,427,761        135,505          4.09
                                          ------------    ---------                   -------------     ----------
  Total interest bearing liabilities        18,209,460      279,954        2.06          17,621,182        356,383          2.70
                                                          ---------   ---------                         ----------       -------
 Net interest spread                                        683,654        3.67%                           696,515          3.93%
                                                                      =========                                          =======
Noninterest bearing demand deposits          4,078,471                                    3,448,607
Other liabilities                              382,455                                      326,708
Shareholders' equity                         1,964,142                                    1,866,042
                                          ------------                                -------------
                                          $ 24,634,528                                $  23,262,539
                                          ============                                =============
 Net yield on earning assets                                               4.07%                                            4.39%
                                                                      =========                                          =======

Taxable equivalent adjustment:
 Loans                                                          389                                            384
 Investment securities held to maturity                       1,185                                          1,367
 Investment securities available
  for sale                                                    1,229                                          1,593
 Other earning assets                                            19                                             38
                                                          ---------                                     ----------
  Total taxable equivalent adjustment                         2,822                                          3,382
                                                          ---------                                     ----------
  Net interest income                                     $ 680,832                                     $  693,133
                                                          =========                                     ==========

[a] Excludes adjustment for market valuation.

                                     7 of 8

                            COMPASS BANCSHARES, INC.
                                   (Unaudited)
                                 (In thousands)

                                                                                            Three Months Ended
                                            Nine Months                 ---------------------------------------------------------
                                        Ended September 30                             2003                         2002
                                       ---------------------    %       ----------------------------------   --------------------
                                          2003        2002     Change     Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
                                       ---------   ---------   ------   ---------   ---------   ---------   ---------   ---------
NONINTEREST INCOME
Service charges on deposit accounts    $ 175,418   $ 139,388      26    $  63,907   $  60,232   $  51,279   $  52,254   $  49,701
Credit card service charges and fees      40,106      32,687      23       13,520      14,067      12,519      12,205      11,741
Insurance commissions                     32,456      13,290     144       11,601      10,051      10,804       8,162       8,106
Corporate and correspondent
 investment sales                         23,220      18,033      29        7,740       7,057       8,423       7,964       8,345
Retail investment sales                   21,220      19,704       8        6,736       7,323       7,161       6,401       6,374
Asset management fees                     16,273      15,237       7        5,475       5,452       5,346       4,912       4,908
Bank owned life insurance                 12,984      14,218      (9)       4,066       4,460       4,458       4,621       4,678
Other income                              65,284      63,659       3       20,964      21,203      23,117      24,095      21,452
                                       ---------   ---------            ---------   ---------   ---------   ---------   ---------
     Total noninterest income -
      operating                          386,961     316,216      22      134,009     129,845     123,107     120,614     115,305
Gain on sale of branches                   2,128        --        --         --         2,128        --          --          --
Investment securities
 gains (losses), net                           3       3,891    (100)           3        --          --           342         (81)
                                       ---------   ---------            ---------   ---------   ---------   ---------   ---------
     Total                             $ 389,092   $ 320,107      22    $ 134,012   $ 131,973   $ 123,107   $ 120,956   $ 115,224
                                       =========   =========            =========   =========   =========   =========   =========


NONINTEREST EXPENSE
Salaries and benefits                  $ 323,257   $ 286,596      13    $ 108,580   $ 106,948   $ 107,729   $ 104,460   $  98,665
Equipment expense                         53,977      48,800      11       17,778      18,413      17,786      16,629      16,314
Net occupancy expense                     45,676      42,855       7       15,857      15,259      14,560      14,282      15,092
Professional services                     41,260      37,467      10       14,260      14,515      12,485      15,679      13,552
Marketing expense                         24,169      21,459      13        8,019       6,923       9,227       6,831       6,179
Communications expense                    20,387      16,779      22        8,085       6,285       6,017       5,361       6,070
Amortization of intangibles                5,467       6,814     (20)       1,841       1,827       1,799       2,361       2,359
Merger and integration
 expenses                                  1,264       2,246     (44)         343         455         466         596         799
Other expense                             78,853      94,781     (17)      27,917      24,872      26,064      28,433      30,519
                                       ---------   ---------            ---------   ---------   ---------   ---------   ---------
     Total                             $ 594,310   $ 557,797       7    $ 202,680   $ 195,497   $ 196,133   $ 194,632   $ 189,549
                                       =========   =========            =========   =========   =========   =========   =========

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